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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in this Registration Statement on Form S-1 of our report dated May 28, 2003, relating to the financial statements of International Transmission Company, LLC (formerly International Transmission Company), appearing in the Prospectus, which is a part of Amendment No. 1 to Registration Statement No. 333-135137 on Form S-1 of ITC Holdings Corp.

/s/  DELOITTE & TOUCHE LLP
Detroit, Michigan
October 3, 2006

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM